                                     EXHIBIT 10.4
DATED                                                                      1993




                           EAST MERCIA DEVELOPMENTS LIMITED

                                  (In Receivership)


                                       - and -


                             STARPAK INTERNATIONAL, LTD.


                                       - and -


                                     STARPAK INC






                                      L E A S E

                                     relating to

                                Block A Sovereign Park
                                     Brenda Road
                                 Hartlepool Cleveland












Dibb Lupton Broomhead                               Date of Original:  06.05.93
125 London Wall                                      Date of Version:  02.06.93
LONDON                                                          Version No.:  3
EC2Y 5AE

Tel: 071 600 0202
Fax: 071 600 1753

THIS LEASE which is made the 17th day of June 1993 BETWEEN

(1) EAST MERCIA DEVELOPMENTS LIMITED (IN RECEIVERSHIP) of 51 Grays Inn Road London WC1 acting by NIGEL CAMERON WHEELER and DAVID PATRICK KING both c/o Nelsen Bakewell of Westland House 17c Curzon Street London W1 ("the Receivers") ("the Landlord") and

(2) STARPAK INTERNATIONAL, LTD. whose office is at Block A Sovereign Park Hartlepool Cleveland ("the Tenant") and

(3) STARPAK INC of 100 Garfield Street Fourth Floor Denver Colorado 80206 USA ("the Surety")

WITNESSES THAT:

1.   DEFINITIONS

     1.1 In this Lease unless the context requires otherwise the following words and expressions have the meanings set out below:

           "Access Road"         means the roads coloured yellow on Plan II

           "Building"            means any building or buildings from time to
                                 time on the demised premises and reference to the Building includes reference to any part of it

           "Conduits"            means and includes pipes mains sewers drains
                                 conduits inspection chambers manholes pumping stations stopcocks wires cables ducts meters channels and other conducting media or similar apparatus

           "demised premises"    means the land described in the First Schedule
                                 hereto and each and every part thereof together with the appurtenances thereto belonging and together also with any buildings and each and every part thereof now or hereafter erected or in the course of erection thereon or on any part thereof together with all additions alterations and improvements thereto which may be carried out during the term

           "Insured Risks"       means and includes loss or damage by fire storm
                                 tempest flood lightning explosion riot civil commotion and malicious damage impact aircraft
                                 (other than hostile aircraft) and (except in time of war) articles dropped therefrom acts of terrorism bursting and overflowing of water tanks apparatus and pipes and such other perils as the Landlord shall reasonably require

           "Estate"              means the land shown edged blue on Plan II

           "Landlord"            shall include the person for the time being
                                 entitled to the reversion immediately expectant on the determination of the term

           "Landlord's Surveyor" means the Surveyor appointed by the Landlord from time to time for the purpose of this Lease who may be employed by the Landlord or an associated company of the Landlord

           "Lease" means this Underlease and includes where relevant any deed of variation licence consent or other document supplemental to this Lease

           "Planning Acts"       means the Town and Country Planning Acts for
                                 the time being in force and any order
                                 instrument plan regulation permission and direction made or issued thereunder or deriving validity therefrom

           "Plan I"              means the plan attached hereto marked "Plan I"

           "Plan II"             means the plan attached hereto marked "Plan II"

           "Plan III"            means the plan attached hereto marked "Plan
                                 III"

           "Prescribed Rate"     means two per centum per annum above National
                                 Westminster Bank PLC base rate current from day to day or in the event of the said base rate ceasing to exist such other reasonable rate of interest as the Landlord may properly from time to time in writing specify

           "Surety"              includes any successors in title of the Surety

           "Tenant" shall include the successors in title permitted assigns and Personal Representatives of the Tenant

           "Term" means the term of years hereby created together (in the case of Starpak International Limited only) with any statutory continuation or extension thereof

           "Unit" means one of the three units comprising part of the Premises and marked "I" or "II" or "III" on Plan III

           "VAT" means value added tax and any other tax supplementing or replacing it

     1.2 Where any part hereto consists of two or more individuals or companies any obligations stated or implied to be made by or with any of them shall be deemed to be made by or with them jointly and severally

     1.3 Any reference to any Act of Parliament includes a reference to that Act as amended or replaced from time to time and to any subordinate legislation made thereunder

     1.4 The marginal headings shall not affect the interpretation of this Lease

     1.5 The singular includes the plural and vice versa and the masculine includes the feminine and neuter and vice versa

     1.6 Any covenant by a Tenant not to do any act or thing shall be deemed to include an obligation not to do or permit or suffer such act or thing to be done

2.   DEMISE

     In consideration of the rents and covenants hereinafter reserved and contained the Landlord hereby DEMISES unto the Tenant ALL THAT the demised premises TOGETHER WITH (insofar as the Landlord has power to grant the same) the rights set out in the Second Schedule hereto EXCEPT AND RESERVING as mentioned in the Third Schedule hereto TO HOLD the same unto the Tenant for a term of FIVE YEARS from the 30th day of April 1993 SUBJECT TO:-

     2.1 all rights of light and air and all other rights easements quasi-easements and privileges to which the demised premises are or may be subject; and

     2.2 with the benefit of (insofar as the same relate to or affect the demised premises and not other premises) the provisions or matters contained or referred to in the documents referred to in the Fourth Schedule hereto

     YIELDING AND PAYING therefor yearly during the term:

     2.3   (a)  during the first year of the term the clear yearly rent of
                L70,000 (SEVENTY THOUSAND POUNDS)

           (b) during each of the second, third and fourth years of the term the clear yearly rent of L80,000 (EIGHTY THOUSAND POUNDS) and

           (c) during the fifth year of the term the clear yearly rent of L82,500 (EIGHTY-TWO THOUSAND FIVE HUNDRED POUNDS)

           to be paid by equal quarterly payments in advance on the usual quarter days in every year the first of such payments being a proportionate payment to be paid on the execution hereof in respect of the period from the 1st day of December 1993 to the 28th day of February 1994

     2.4 by way of further rent on demand (at the election of the Landlord made at any time) either a fair and proper proportion (as determined by the Landlord's Surveyor whose reasonable decision shall be binding upon the

           Tenant) of the sum or sums which the Landlord shall from time to time pay by way of premium for insuring the Estate or the cost to the Landlord of insuring the buildings comprised in the demised premises and all fixtures of an insurable nature (other than those which the Tenant is entitled to remove) in either case for the full reinstatement value thereof (such costs to include any reasonable costs in valuing the Estate or the said buildings and fixtures for the purposes of assessing the sum for which they should be insured provided that such valuation shall occur not more than once in every three years) against (insofar as such risks are insurable) the insured risks and including Architects' and Surveyors' fees demolition and site clearance charges and three years' loss of rent during the period covered by the insurance (such costs to include any reasonable costs incurred in valuing the Building and demised premises for the purpose of assessing the amount for which they should be insured)

     2.5   the sums referred to in clause 3.2

     2.6 a service charge calculated and paid in accordance with the provisions of the Fifth Schedule hereto

3.   THE TENANT'S COVENANTS

     The Tenant HEREBY COVENANTS with the Landlord as follows:

     3.1   Rent
           (a) to pay the rents hereinbefore reserved at the time and in the manner aforesaid without any deduction or set-off

           (b) if any rent or further rent or other payment hereby reserved or made payable hereunder or any part thereof is unpaid fourteen days after the same becomes due under the provisions herein contained (notwithstanding such non-payment results from the Landlord's reasonable refusal to accept such rent or further rent or other payment by reason of any alleged or actual breach of any of the terms of this Lease by the Tenant) to pay by way of further rent (but without prejudice to any right of action or remedy of the Landlord for the recovery of the same) interest on such sum calculated on a day to day basis at the Prescribed Rate from the date when such payment becomes due to the actual date of payment such interest to be payable by the Tenant to the Landlord on demand

     3.2  Outgoings

          to pay all rates taxes duties charges assessments outgoings and impositions whatsoever which now are or shall at any time hereafter during the term be charged assessed or imposed upon the demised premises or any part thereof or upon the owner or occupier thereof and without prejudice to the generality of the foregoing words the Tenant shall pay and discharge any VAT which might arise in respect of any sum which the Tenant may by law or under the provision of this Lease be required to pay to the Landlord PROVIDED THAT if any of such rates or taxes and other outgoings as aforesaid are or at any time during the term shall be charged assessed or imposed in respect of the demised premises in common with other premises and not separately the Tenant will on demand pay to the Landlord a due proportion thereof calculated on a pro rata basis on the ratio of the floor area of the demised premises to the lettable floor area assessed to be determined by the Landlord's Surveyor (whose reasonable decision shall be binding on the Tenant) and to be recoverable as rent in arrears

     3.3  Repair

          (a) to keep the demised premises in good and substantial repair and condition (except damage caused by any of the insured risks to the extent that the Landlord is entitled and able to recover the cost of making good such damage from its insurers)

          (b) to keep in good working order and to renew as often as may be necessary all dock levellers boilers refrigeration and air handling equipment compressors refrigerant smoke detectors fire alarms and fire fighting equipment lightning protectors heating and lighting systems ventilators (in each case if any) and other plant or machinery installed in the demised premises from time to time and to cause each of those items to be inspected and overhauled by some competent person as often as shall be reasonably necessary

          (c) to give notice in writing to the Landlord of any relevant defect in or affecting the demised premises within the meaning of the Defective Premises Act 1972 immediately the same comes to the notice of the Tenant or any agent of or servant of the Tenant

     3.4  External Decoration

          as often as may be necessary but not less often than in every third year of the term and also during the last year thereof (however the same may be determined) but in any event not more than once in any twelve month period to paint in a proper and workmanlike manner with two coats of good quality paint all outside parts of the demised premises previously or usually painted or which ought to be painted and with every such outside painting to polish all outside parts of the woodwork usually polished and to wash down and to restore paint make good or otherwise treat as may be appropriate any outside finishes and generally to carry out all such works with good and proper materials and in accordance with proper standards of workmanship all colours and styles of decoration to be previously approved in writing by the Landlord (such approval not to be unreasonably withheld or delayed)

     3.5  Internal Decoration

          as often as may be necessary but not less often than in every fifth year during the term and also during the last year thereof (howsoever the same may be determined) to paint with two coats at least of good quality paint and well and sufficiently to grain varnish paper plaster whiten distemper or otherwise treat as appropriate all the interior parts of the demised premises as were previously or are usually or ought to be grained varnished papered whitened distempered or otherwise treated and generally to redecorate restore and make good the demised premises and to carry out all such works with good and proper materials in accordance with proper standards of workmanship all colours and styles of decorations to be previously approved in writing by the Landlord such approval not to be unreasonably withheld or delayed

     3.6  Permit Landlord to View

          to permit the Landlord and its Agents at all reasonable times convenient to the Tenant during the term with or without all necessary workmen on giving reasonable notice (except in case of emergency) to the Tenant to enter upon the demised premises to view the state of repair and condition thereof and to take a schedule of the Landlord's fixtures and of any dilapidations and to inspect the same for the purpose of assessing the sum for which they should be insured and to exercise the rights herein reserved

     3.7  Notice to Repair

          well and substantially to commence to repair and proceed with all due diligence to make good all defects and wants of reparation of which notice in writing shall be served upon the Tenant by the Landlord pursuant to clause 7.2 hereof and for which the Tenant is liable hereunder within one calendar month after the giving of such notice or forthwith in the case of emergency and if the Tenant fails to comply with any such notice it shall be lawful (but not obligatory) for the Landlord (but without prejudice to the right of re-entry hereinafter contained) to enter upon the demised premises to make good the same at the cost of the Tenant which reasonable cost shall be repaid by the Tenant to the Landlord within 14 days of demand together with all reasonable professional charges and other expenses which may be incurred by the Landlord in connection therewith together with interest thereon in each case from the date of payment by the Landlord at the Prescribed Rate

     3.8  Entry to View

          at all times convenient to the Tenant during the term hereby granted and upon reasonable notice in the event of the Landlord wishing to sell lease or otherwise deal with its estate in the demised premises to permit persons with written authority from the Landlord or its Agents at reasonable times of the day to view the demised premises and during the six months immediately preceding the termination of the term hereby granted (however determined) to permit the Landlord to affix and retain without interference upon the demised premises (without interference to the windows or any signs on the demised premises) a notice for sale of or re-letting the same

     3.9  Not to vitiate insurance

          (a) not to bring or permit to be brought into the demised premises or to place or store or permit to be placed or stored or to remain in or about the demised premises any article or thing which is or may become dangerous or offensive and not to carry on or do or permit to be carried on or done thereon any hazardous trade or act in consequence of which the Landlord's insurance would or might be vitiated or prejudiced and not without the written consent of the Landlord which shall not be unreasonably withheld to do or allow to be done anything whereby any additional premium may become payable in respect of any adjoining or neighbouring property of the Landlord and to indemnify and keep the Landlord indemnified against any such additional premium

          (b) not to do or suffer to be done any act matter or thing whatsoever whereby the insurance effected by the Landlord in pursuant of its obligations hereunder shall be void or voidable

          (c) to comply with all requirements of the insurers made under such insurance

          (d) not to effect any separate insurance of the demised premises against loss or damage by any of the insured risks to the intent that all insurances against such loss or damage as aforesaid shall be effected only by the Landlord in accordance with its covenants under this Lease

          (e) in the event of the demised premises or any adjoining or neighbouring premises of the Landlord or any part thereof being destroyed or damaged by any insured risk and the insurance monies under any insurance against the same effected thereon by the Landlord being wholly or partially irrecoverable by reason solely or in part of any act or default of the Tenant or the Tenant's servants or agents then in every such case the Tenant will within 14 days of demand pay to the Landlord the whole or (as the case may require) the irrecoverable proportion of the cost (including reasonable and proper professional and other fees) of completely making good such destruction or damage to the Landlord's reasonable satisfaction

    3.10  Not to overload demised premises

          not to place or keep or permit to be placed or kept in the demised premises any heavy articles in such position or in such quantity or weight or otherwise in such manner howsoever as to overload or cause damage to or to be in the reasonable opinion of the Landlord likely to overload or cause damage to the demised premises

    3.11  Not to cause nuisance

          (a) not to carry on or use or permit the demised premises to be used for any noisy offensive or dangerous trade manufacture business or occupation or for any illegal or immoral purpose nor to do or suffer to be done on the demised premises any act matter or thing whatsoever which in the proper opinion of the Landlord may be or tend to become an annoyance nuisance damage disturbance or inconvenience or to the prejudice of the Landlord or of the owners or occupiers of any adjoining or neighbouring premises or any of them

          (b) not to use or suffer the demised premises or any part thereof to be used for residential purposes

    3.12  Not to prejudice Landlord's tax allowance

          not to use the demised premises for any use which would prejudice the entitlement of the Landlord to receive a tax allowance in respect of the construction costs of the demised premises under the provisions of the Capital Allowances Act 1990 or any modification or re-enactment thereof for the time being in force

    3.13  Permitted Use

          not to use or permit the demised premises to be used otherwise than as for a use falling within Class B(1) or Class B(8) of the Town and Country Planning (Use Classes) Order 1987 and ancillary offices

    3.14  Not to permit sale by auction

          not to permit any sale by auction on the demised premises

    3.15  Not to make alterations

          (a) not to alter cut maim injure or remove any of the principal or load bearing walls floors beams or columns of the demised premises nor to make any other alterations or additions of a structural nature to the demised premises

          (b) not to merge the demised premises with any adjoining premises nor to erect any new building or erection on the demised premises

          (c) not to make or permit to suffer to be made any alteration or additions (whether structural or non-structural) to the exterior of the demised premises

          (d) not to make or permit or suffer to be made any internal alterations or additions of a structural or non-structural nature to the demised premises save with the consent in writing of the Landlord (such consent not to be unreasonably withheld or delayed) provided always that the Landlord may as a condition of giving any such consent require the Tenant to enter into such covenants with the Landlord as the Landlord may reasonably require as regards the execution of any such works and the reinstatement of the demised premises at the end or sooner determination of the term

          (e) not without the Landlord's prior written consent (such consent not to be unreasonably withheld or delayed) at any time during the term to make any alterations or additions to the electrical installations of the demised premises save in accordance with the terms and conditions laid down by the Institution of Electrical Engineers and the regulations of the Electricity Supply Authority

          (f) In the event of the Tenant failing to observe these covenants it shall be lawful for the Landlord and its agents or surveyors with or without workmen and others and all person authorised by the Landlord with all necessary materials and appliances to enter upon the demised premises and remove any alterations or additions and execute such works as may be necessary to restore the demised premises to their former state and the costs and expenses thereof (including surveyors' and other reasonable and proper professional fees) shall be paid by the Tenant to the Landlord within 14 days of demand

    3.16  Not to create easements

          not knowingly by building or otherwise to stop up or darken any window or light in the demised premises nor knowingly to stop up or obstruct any access of light enjoyed to any premises the estate or interest whereof in possession or reversion now is or hereafter may be in the Landlord or in any person in trust for the Landlord nor to permit any new wayleave easement privilege or encroachment to be made or acquired into or against or upon the demised premises and in case any such wayleave easement right privilege or encroachment shall be made or attempted to be made to give notice thereof to the Landlord as soon as the same shall come to the notice of the Tenant and permit the Landlord and its Agents to enter upon the demised premises for the purpose of ascertaining the nature of any such wayleave easement right privilege or encroachment and at the request and cost of the Landlord to adopt such means as may be reasonably required or deemed proper for preventing any such encroachment or the acquisition of any such wayleave easement right or privilege

    3.17  Not to give acknowledgements

          to use the reasonable endeavours of the Tenant to prevent any easement or right belonging to or used with the demised premises from being obstructed or lost and not knowingly or negligently to do anything whereby any encroachment or easement may be made or acquired on against or over the demised premises or any part thereof except with the consent or by the direction of the Landlord and in case any encroachment or easement shall be made or acquired or attempted to be made or acquired or in case any notice under the Rights of Light Act 1959 shall be registered against the demised premises or any structure which might affect the light or air to the windows or apertures of the demised premises is erected or attempted to be erected to give notice thereof to the Landlord as soon as the same shall come to the notice of the Tenant and to permit the Landlord to bring such proceedings as it may think fit in the name of and at the cost of the Tenant or to adopt such other means as the Landlord deems to be reasonably required or proper for preventing any such encroachment or the acquisition of any such easement or obtaining the removal of such notice or structure as the case may be

    3.18  Alienation

          (a) subject as hereinafter mentioned not to assign nor charge any part of the demised premises (as distinct from the whole) nor share possession or occupation of the whole or any part of the demised premises provided that the Tenant may share the occupation of the whole or any part of the demised premises with a company which is a member of the same group as the Tenant (within the meaning of S.42 of the Landlord and Tenant Act 1954) so long as both companies shall remain members of that group and so long as no legal estate is created

          (b) not to hold on trust the demised premises or any part thereof (except in the case of joint tenants beneficially entitled)

          (c) not to underlet any part of the demised premises (as distinct from the whole) nor to assign underlet charge or part with possession or occupation of the whole of the demised premises unless each of the following conditions are fulfilled:

               (i)   the transaction (other than a charge) is effected by way of legal assignment or underletting;

               (ii) in the case of an assignment the proposed assignee enters into a direct covenant with the Landlord to perform and observe the Tenant's covenants contained in this Lease (including this sub-clause) during the residue of the term;

               (iii) in the case of an underletting the proposed undertenant enters into a direct covenant with the Landlord to perform and observe the Tenant's covenants contained in this Lease (except the covenant to pay the rent reserved by this Lease but including this sub-clause) during the term created by the Underlease;

               (iv) if the proposed assignee or undertenant is a private limited liability company and if the Landlord shall reasonably so require a guarantor or guarantors of suitable standing shall stand surety for the performance of its obligations to the Landlord and enter into such covenant with the Landlord as the Landlord reasonably requires;

               (v) in the case of an underletting the rent reserved by the Underlease is not less than that proportion of the rent payable under this Lease at the date of execution of the Underlease or the full market rack rental value of the demised premises (obtainable without taking a fine or premium) at that date (whichever is the higher) as the Gross Internal Area (as defined in the RICS Code of Measuring Practice) of the premises comprised in the proposed Underlease bears to the Gross Internal Area (defined as aforesaid) of the Building

               (vi) in the case of an underletting the Underlease contains a covenant on the part of the Undertenant in the terms of this sub-clause and is otherwise in a form approved by the Landlord (such approval not to be unreasonably withheld)

               (vii) in the case of an underletting of part the Tenant and the proposed undertenant (if required by the Landlord) have obtained an order of the Court authorising them to enter into an agreement excluding the provisions of Sections 24 to 28 of the Landlord and Tenant Act 1954 in relation to the proposed Underlease and have entered into such an agreement;

               (viii) the Landlord has consented in writing to the proposed transaction (such consent not to be unreasonably withheld or delayed)

               (ix) in the case of an underletting of part only of the demised premises the provision of sub-paragraph 3.18(d) are complied with

               (x) the case of an underletting of part only of the demised premises the Underlease contains provisions enabling the superior landlord (being the Landlord hereunder) to call upon the Landlord under the Underlease (being the Tenant hereunder) to validly terminate the Underlease on the same date as is referred to in Clause 6.9 hereof in the event of the Tenant hereunder exercising its rights under clause 6.9 hereof

          (d) additional provisions relating to an underletting of part only of the demised premises are:

               (i)   any such underlease shall comprise one or more Units and

               (ii) the total number of such underleases which may subsist at any one time during the term shall not exceed three and

               (iii) any such underlease shall contain provisions enabling the Tenant (as lessor) to recover from the undertenant a due proportion of the rent payable by the Tenant hereunder in respect of the insurance of the demised premises and of the cost to the Tenant of repairing decorating and operating the demised premises and

               (iv) any such underlease shall preclude further underletting of all or part of the underlet premises

               (v) not without the consent in writing of the Landlord such consent not to be unreasonably withheld to waive or vary any of the terms or conditions contained in an approved Underlease but to enforce the same as often as the occasion shall arise

               (vi) within one month after any assignment underletting devolution or disposition of the demised premises to give notice thereof to the Landlord and to supply the Landlord with a copy of the instrument which effects or evidences the same and to apply to the Landlord's Solicitors for the time being a reasonable fee (not less than L25.00) for registering the same

    3.19  To enforce undertenant's covenants

          (a) to enforce or procure the enforcement or compliance with the covenants on the part of the Tenant contained in any Underlease whether granted mediately or immediately out of this Lease and in particular to ensure by all proper means the punctual payment of rents and other sums due thereunder

          (b) Not to agree or consent to the variation of any such Underlease in any manner whatsoever without the prior written consent of the Landlord

    3.20  Not to form rubbish heap
          not to form any dump or rubbish or scrap heap on the demised premises and to keep such part of the land forming part of the demised premises as is from time to time undeveloped and the grass and any trees shrubs and hedges in proper and neat order and condition and clean and tidy and free from weeds deposits of materials or refuse and not to bring or keep or suffer to be brought or kept on the demised premises anything which in the reasonable opinion of the Landlord is or may become unclean unsightly or detrimental to the demised premises and to keep clean the windows and window frames of the demised premises and in particular not to store any goods equipment plant machinery supplies waste or refuse outside the buildings comprised in the demised premises

    3.21  To pay costs of notices etc.

          (a) to pay all reasonable costs and expenses including (but without prejudice to the generality of the foregoing) reasonable solicitors' costs and surveyors' fees properly incurred by the Landlord in respect of and incidental to the preparation and service of any notice under Section 146 of the Law of Property Act 1925 and/or Section 147 of that Act or any statutory modification or re-enactment thereof notwithstanding in any such case that forfeiture may be avoided otherwise than by relief granted by the Court

          (b) to pay all reasonable costs and expenses including (but without prejudice to the generality of the foregoing) reasonable solicitors' costs and surveyors' fees properly incurred by the Landlord in respect of and incidental to the preparation and service of any notice and/or schedule relating to any breach or alleged breach by the Tenant of any of its obligations hereunder and whether or not the same is served during or within six months after the expiration or sooner determination of the term (howsoever the same may be determined)

          (c) to pay all reasonable costs and expenses including (without prejudice to the generality of the foregoing) reasonable solicitors' costs and surveyors' fees properly incurred in respect of or incidental to any action reasonably taken by or on behalf of the Landlord in order to prevent or procure the remedying of any breach or non-performance of any of the covenants conditions or agreements herein or in any underlease contained and on the part of the lessee to be observed and performed

          (d) to pay all the reasonable and proper costs and expenses of any distress properly levied upon the demised premises

          (e) to pay the Landlord's reasonable and proper legal expenses and surveyors' fees on all licences and consents by the Landlord and the duplicate copies thereof resulting from any application therefor by the Tenant under the provisions hereof including all reasonable charges fees and disbursements actually incurred in any case where consent is refused or the application is withdrawn

    3.22  Statutory Works

          to execute all such works and maintain all arrangements as are or may be required or directed to be executed on the demised premises under or in pursuance of any Act of Parliament so far as may be applicable to the demised premises or their use (including but without prejudice to the generality of the foregoing the Offices, Shops and Railway Premises Act 1963 the Factories Act 1961 and the Health and Safety at Work etc. Act 1974) already or hereafter to be passed whether by the owner and/or the Landlord and/or the tenant thereof and at all times during the term to conform in all respects with the provisions of any Act of Parliament and any instrument regulation order or direction made or issued under any Act of Parliament or deriving validity therefrom and to comply with any notices which may be served by any competent authority and not to do or permit to be done on the demised premises any act or thing whereby the Landlord may become liable to pay any penalty imposed or to bear the whole or any part of the expenses incurred under the Act instrument regulation order or direction as aforesaid

    3.23  Notices of Competent Authorities

          to give full particulars to the Landlord of any notice direction or order or of any proposal therefor made given or issued to the Tenant by any local or public authority within seven days of the receipt of the same and if so required by the Landlord to produce the same to the Landlord and without delay to take all necessary steps at the expense of the Tenant in so far as the same falls within the Tenant's obligations hereunder to comply with such notice direction or order and at the request of the Landlord (but at the expense of the Tenant) to make or join with the Landlord in making such objection or representation against or in respect of any proposal for such notice direction or order as the Landlord shall reasonably deem expedient

    3.24  Planning Acts

          in relation to the Planning Acts:-

          (a) at all times during the term to comply in all respects with the Planning Acts and to indemnify the Landlord against any claims costs demands expenses or penalties in respect of any breach thereof by the Tenant

          (b) during the term so often as occasion shall require at the expense in all respects of the Tenant to obtain all permissions licences consents and approvals as may be required for the carrying out by the Tenant of any operations on the demised premises or for the institution or continuance or renewal by the Tenant of any use thereof which may constitute development or any step related thereto within the meaning of the Planning Acts but so that the Tenant shall not make any application for planning permission or give notice to any authority of an intention to commence or to carry out any development or any step related thereto without the previous written consent of the Landlord and so that the Tenant shall (if and insofar as it is lawful for the parties hereto to make such arrangements) indemnify the Landlord against all charges payable in respect of any such application and shall also pay to the Landlord a reasonable sum in respect of all professional fees and expenses incurred by the Landlord in connection therewith and the Tenant shall forthwith after the grant or refusal of such application give to the Landlord full particulars in writing thereof and (free of cost to the Landlord) supply a copy thereof for the retention of the Landlord

          (c) not to implement any planning permission licence consent or approval until the same has been submitted to and approved in writing by the Landlord

          (d) unless the Landlord shall otherwise direct to carry out before the expiration or sooner determination of the term (however the same may be determined) any works stipulated to be carried out to the demised premises by a date subsequent to such expiration or sooner determination as a condition of any planning permission which may have been granted to Tenant

          (e) if called upon so to do produce to the Landlord all plans documents and other evidence as the Landlord may reasonably require in order to satisfy itself that the provisions of this sub-clause have been complied with

          (f) without prejudice to any other of the provisions of this Lease not to carry out or apply for planning permission to carry out any development or change of use which may result in a charge to tax or increased charge to tax on the Landlord

          (g) nothing in this Lease contained or implied shall be taken to be a warranty or representation that the demised premises or any part thereof may be lawfully used in accordance with the Planning Acts or otherwise be used for the purpose herein authorised and the Tenant hereby acknowledges and admits that neither the Landlord nor anyone on its behalf has given or made at any time any warranty or representation that such use is or will be or will remain a permitted use under the Planning Acts or otherwise

    3.25  To notify Landlord of adverse occurrence

          upon the happening of any occurrence which may be capable of adversely affecting the Landlord's interest in the demised premises the Tenant shall forthwith at the Tenant's own expense give full particulars thereof to the Landlord

    3.26  To take proceedings against undertenants

          in the event of a breach non-performance or non-observance of any of the covenants conditions agreements and provisions contained or referred to in this Lease by any underlessee or other person holding the demised premises as underlessee or licensee of the Tenant forthwith upon discovering the same to take and institute at the Tenant's own expense all necessary steps and proceedings to remedy such breach non-performance or non-observance

    3.27  Advertisements and signs

          not to paint write place affix attach or exhibit any figure or letter or any pole flag signboard advertisement inscription bill placard or sign whatsoever upon the exterior or visible from the exterior of the demised premises excepting such reasonable name-board or sign giving the Tenant's name and nature of business such board or sign to be of a size and in a position to be approved by the Landlord such approval not to be unreasonbly withheld or delayed

    3.28  Not to obstruct roads

          not to permit any vehicles to park on the Access Road nor to permit any packing cases goods or materials to be unpacked or deposited outside the Building and not to obstruct the Access Road or any other roadways or otherwise cause obstruction or annoyance to the Landlord or to the tenants or occupiers of any adjoining or neighbouring premises and to observe such regulations as shall be made with regard to the Access Road

    3.29  Not to block sewers

          not to deposit or permit the escape of any trade effluent into the sewers serving the demised premises nor to deposit nor to permit the escape of trade effluent or other deleterious or noxious material into the surface water drains serving the demised premises

    3.30  Plumbing facilities

          (a) not to use the plumbing facilities for any purpose other than that for which they are constructed and not to place any foreign substance therein

          (b) to keep clean and unobstructed all ventilators or other ducts in the demised premises

          (c) in relation to plumbing facilities to keep the demised premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures

    3.31  Services

          not to interfere with or otherwise cause access to any pipes wires cables drains sewers watercourses conduits or subways which now are or may in the perpetuity period be under in or through the demised premises to be or become more difficult than the same now is

    3.32  Machinery

          not to install or suffer to be installed any machinery upon the demised premises or any part thereof which shall be unduly noisy or cause dangerous vibrations or be a nuisance to the Landlord or the owners or lessees or occupiers of any adjoining or neighbouring premises

    3.33  Support

          not to do anything or suffer anything to be done on the demised premises which would remove support from any adjoining land buildings or structures or endanger such land buildings or structures in any way whatsoever

    3.34  To Yield Up

          at the expiration or sooner determination of the term (howsoever the same may be determined) quietly to yield up unto the Landlord the demised premises in such good and substantial repair and condition as shall be in accordance with the covenants on the part of the Tenant herein contained together with all fixtures and fittings improvements and additions which now are or may at any time hereafter be in or about the demised premises (but excepting Tenant's fixtures and fittings) and in case any of the Landlord's fixtures and fittings shall be missing broken damaged or destroyed forthwith to replace them with others of a similar quality and character and to remove every moulding sign writing or painting from the demised premises and to make good all damage caused to the demised premises by the removal of the Tenant's fixtures and fittings furniture and effects

    3.35  Indemnities

          so far as the same relate to or affect the demised premises (but not further or otherwise) to observe and perform any agreements covenants and stipulations contained or referred to in the Fourth Schedule hereto or contained or referred to in any documents referred to in the Fourth Schedule hereto and to keep the Landlord indemnified against all actions proceedings costs claims and demands in any way relating thereto

    3.36  VAT

          (a) To pay to the Landlord any VAT chargeable in respect of any supplies made by the Landlord to the Tenant hereunder

          (b) Where the Tenant is liable hereunder to reimburse the Landlord in respect of any costs incurred by the Landlord the Tenant shall also reimburse any VAT on such costs save to the extent that the VAT is recoverable by the Landlord from HM Customs & Excise

          (c) Where such reimbursement shall be regarded by HM Customs & Excise as consideration for supplies by the Landlord to the Tenant the Tenant shall pay to the Landlord any VAT chargeable by the Landlord on any such supplies

          (d) Any rent or other consideration payable in respect of any supply or supplies by the Landlord to the Tenant shall be deemed to be exclusive of VAT which shall be added where appropriate to such rent or other consideration at the appropriate rate

4.  LANDLORD'S COVENANTS

    The Landlord HEREBY COVENANTS with the Tenant (to the intent to bind itself and its successors in title the persons for the time being entitled to the reversion expectant on the determination of the term but not to bind itself after it shall have parted with all its estate and interest in the demised premises or to incur further liability thereafter) as follows:-

    4.1   Quiet Enjoyment

          that the Tenant paying the rent hereby reserved and performing and observing the several covenants conditions and agreements herein contained and on its part to be performed and observed shall and may peaceably hold and enjoy the demised premises during the term without any lawful interruption by the Landlord or any person rightfully claiming through under or in trust for it

    4.2   To Insure

          (a) to keep the demised premises insured against damage or destruction by:-

              (aa) the insured risks in a sum which represents the full
                   reinstatement value
                   of the Building and other structures on the demised premises including:

                   (i)   the cost of site clearance

                   (ii) all architects' surveyors' and other professional fees and incidental expenses in connection with rebuilding and reinstating the demised premises

                   (iii) three years' loss of rent insurance

                   (iv) VAT on those amounts in the extent applicable and to the extent that the Landlord may not be able to recover VAT from HM Customs & Excise

                   (v) VAT which may become payable by the Landlord in respect of any self supply under paragraph 6 of Schedule 6A of the Value Added Tax Act 1983 to the extent that the Landlord may not be able to recover that VAT from HM Customs & Excise

              (bb) third party and public liability insurance

              (cc) insurance against liability under the Defective Premises Act
                   1972 (and any other legislation against which the Landlord reasonably requires insurance)

          (b) if the demised premises are destroyed or damaged by the insured risks then the Landlord will use its reasonable endeavours to obtain all necessary consents required to reinstate the demised premises and if these are obtained the Landlord will apply the insurance monies received in respect of reinstating the demised premises with all reasonable speed

          (c) the demised premises need not be reinstated to the same state appearance or layout as before provided that following any reinstatement the Building shall be of substantially the same size as before and shall enjoy substantially the same rights as before

           (d) whilst the Landlord shall be obliged to insure under sub-clause 4.2(a) the Landlord shall not be liable to the Tenant and its undertenants to the extent that:-

                (i) insurance is not available with a reputable insurance company or

                (ii) excess exclusion or limitation imposed by insurers applies
                     or

                (iii) any insurance policies in respect of the demised
                      premises have become void or voidable by reason of any act neglect or default of the Tenant or any undertenant or any servant agent licensee or invitee of any of them

5.   CESSER OF RENT

     In case the demised premises or any part thereof or the means of access thereto shall at any time be destroyed or damaged by any of the insured risks so as to be unfit for occupation and use then (unless the insurance of the demised premises shall have been forfeited or vitiated by the act or default of the Tenant or any of the Tenant's servants or agents tenants or licensees or if the monies payable under such insurance policy in respect of loss of rent shall not be paid to the Landlord by reason of any act or default of the Tenant its servants agents or licensees) all the rents sums and service charge referred to in the reddendum to clause 2 hereof hereby reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained shall cease to be payable by the Tenant for a period from the date of such destruction or damage as aforesaid until the demised premises shall have been rebuilt and reinstated and made fit for
     occupation or use   Any dispute concerning this Clause shall be determined
     by a single Arbitrator in accordance with the Arbitration Acts 1950-1979 or any statutory enactment in that behalf for the time being in force

6.   PROVISOS

     6.1  Re-entry

          Without prejudice to any other right and remedy or power herein contained or otherwise available to the Landlord:

          (a) if the rents hereby reserved other than the additional rent shall be unpaid for twenty-one

               (21) days after becoming payable whether formally demanded or not; or

          (b) if any of the covenants on the part of the Tenant contained in this Lease [(other than the covenant to pay the additional rent)] shall not be performed and observed; or

          (c) if the Tenant (being a body corporate) has a winding-up order or an administration order made against it or passes a winding - up resolution (other than for the purposes of an amalgamation or reconstruction resulting in a solvent corporation) or resolves to present its own winding-up petition or is wound up (whether in England or elsewhere) or the directors of the Tenant resolve to present a petition for an administration order in respect of the Tenant, (or an Administrative Receiver or a Receiver or a Receiver and Manager is appointed in respect of the property or any part thereof of the Tenant); or

          (d) the Tenant (being a body corporate) calls a meeting of its creditors or any of them makes an application to the Court under
               Section 425 of the Companies Act 1985 or submits to its creditors or any of them a proposal pursuant to Section 1 of the Insolvency Act 1980 or enters in any arrangement scheme compromise moratorium or composition with its creditors or any of them suffers any distress or execution to be levied on the demised premises where such distress or execution is not lifted or paid out within 21 days; or

          (e) if the Tenant (being an individual) or if more than one individual then any one of them notifies the Official Receiver or makes an application to the Court pursuant to Section 253 of the Insolvency Act 1986 or convenes a meeting of his creditors or any of them enters into any arrangement scheme compromise moratorium or composition with his creditors or any of them (whether pursuant to Part VIII of the Insolvency Act 1986 or otherwise) or has a bankruptcy petition presented against him or is adjudged bankrupt or suffers any distress or execution to be levied on the demised premises

          THEN it shall be lawful for the Landlord or any person duly authorised by the Landlord in that behalf at any time thereafter to re-enter the demised premises or any part thereof in the name of the whole and thereupon this demise shall absolutely cease and determine but without prejudice to any right of action or remedy of the Landlord in respect of any antecedent breach of any of the covenants on the part of the Tenant contained in this Lease

     6.2  Service of Notices

          that any notice certificate demand or payment requiring to be served upon or given to the Tenant shall be well and sufficiently served or given if sent by the Landlord or its Agents through the First Class post by pre-paid letter addressed to the Tenant at its last known address or addressed to the Tenant at the demised premises and any notice required to be given to the Landlord shall be well and sufficiently given if sent by the Tenant by registered post addressed to the Landlord at its registered office or if sent as aforesaid addressed to any Agent from time to time authorised by the Landlord to receive the rent payable hereunder and any demand or notice sent by post in either case shall be deemed to have been delivered in the usual course of registered post

     6.3  Removal of Tenant's Property

          that if at such time as the Tenant has vacated the demised premises after the determination of the term either by effluxion of time or otherwise any property of the Tenant shall remain in or upon the demised premises and the Tenant shall fail to remove the same within seven days after being requested by the Landlord so to do by notice in that behalf then in such case the Landlord may as the Agent of the Tenant (and the Landlord is hereby appointed by the Tenant to act in that behalf) sell such property and shall then hold the proceeds of sale after deducting the costs and expenses of removal storage and sale reasonably and properly incurred by it to the order of the Tenant provided that the Tenant shall indemnify the Landlord against any liability incurred by it to any third party whose property shall have been sold by the Landlord in the bona fide mistaken belief (which shall be presumed unless the contrary be proved prior to such sale) that such property belonged to the Tenant and was liable to be dealt with as such pursuant to this Clause

     6.4  Compensation
          subject to the provisions of sub-section (2) of Section 38 of the Landlord and Tenant Act 1954 neither the Tenant nor any underlessee shall be entitled on quitting the demised premises to any compensation under Section 37 of the said Act

     6.5  Standard of Work

          any work carried out by the Tenant (whether of repair or otherwise shall be carried out to the reasonable satisfaction of the Landlord's Surveyor

     6.6  Waiver of Breach

          no acceptance of or demand or receipt for rent by the Landlord after knowledge or notice received by the Landlord or its Agents of any breach of any of the Tenant's covenants herein contained or implied shall operate as a waiver in whole or in part of any such breach or of the Landlord's rights of forfeiture or re-entry in respect thereof but any such breach shall for all the purposes of this Lease be a continuing breach of covenant so long as such breach shall be subsisting and no person taking any estate or interest under the Tenant shall be entitled to set up any such acceptance of or demand or receipt for rent as a defence in any action or proceedings by the Landlord

     6.7  Option to Tax

          Nothing in this Lease shall impose any obligation on the Landlord to make or refrain from making any election that the supplies made under this Lease shall not be exempt from VAT

     6.8  Receivership

          The Receivers are acting as agents of the Landlord and neither of them nor their firm shall have any personal liability under this Lease whether arising under the Insolvency Act 1986 or otherwise

     6.9 If the Tenant wishes to determine this Lease at the expiration of the third year of the term hereby granted and gives not less than six months' notice in writing to the Landlord to that effect and pays all rent and substantially performs all the covenants and conditions hereinbefore contained and on the Tenant's part to be performed and observed up to such determination and in addition pays to the Landlord a further sum equivalent to six months' rent hereunder then in such case immediately after the expiration of the third year of the said term this Lease shall cease and be void but without prejudice to any claim by either party against the other in respect of any antecedent breach of any covenant or condition herein contained

     6.10 If at any time during the first year of the term hereby granted the Tenant shall wish to purchase the freehold reversion in the demised premises it shall be at liberty to do so in accordance with the provisions contained in the Sixth Schedule hereto

7.   SURETY'S COVENANTS

     7.1 The Surety HEREBY COVENANTS with the Landlord that the Tenant will at all times during the Term pay the rents and any other monies hereby reserved or as subsequently increased under the provisions of Clause 2 hereof (or as otherwise agreed between the Landlord and the Tenant) on the days and in the manner aforesaid and will observe and perform the covenants and conditions contained in this Lease and on the part of the Tenant to be observed and performed and that if the Tenant shall make any default in the payment of the said rents or other monies in the manner aforesaid or in observing and performing the said covenants and conditions or any of them then and in every such case the Surety will forthwith (as principal obligor) pay the said rents and other monies and shall perform and observe the said covenants and conditions and shall also pay and make good to the Landlord on demand all losses damages costs and expenses sustained by the Landlord through default of the Tenant in respect of any of the before-mentioned matters PROVIDED ALWAYS that notwithstanding:-

          7.1.1 any forbearance of the Landlord to enforce against the Tenant the payment of the said rents or the observance or performance of the Tenant's covenants and conditions or the giving of time by the Landlord to the Tenant in relation thereto

          7.1.2 that the terms of this Lease may have been varied by agreement between the Landlord and the Tenant

          7.1.3 any other act or thing whereby but for this provision the Surety would have been released the Surety shall not thereby be discharged from liability under the foregoing covenant nor shall such liability be in any way lessened or affected thereto

     7.2  To accept grant of Lease

          The Surety hereby FURTHER COVENANTS with the Landlord that if the Tenant being a company shall go into liquidation and the liquidator shall disclaim this Lease or if the Tenant shall be wound up or cease to exist (or if the Tenant for the time being being an individual shall become bankrupt and the trustee in bankruptcy shall disclaim this Lease) and if the Landlord shall within 3 months after notification to the Landlord of such disclaimer or other event putting an end to the effect of this Lease as aforesaid so far as concerns the Tenant by notice in writing require the Surety to enter into a Lease of the demised premises as tenant and/or surety for a term commensurate with the residue which if there had been no disclaimer or if this Lease had continued to have effect as aforesaid would have remained of the Term at the same rent and subject to the like covenants and conditions as are reserved by and contained in this Lease (with the exception of this sub-clause) the said new Lease and rights and liabilities therein to take effect as from the date of the said disclaimer or of this Lease ceasing to have effect as aforesaid then and in such case the Surety shall pay the costs of and the relevant Surety shall accept such new Lease accordingly and will execute and deliver to the Landlord a counterpart thereof

IN WITNESS whereof this Lease is executed by the parties hereto as a Deed and it is delivered the day and year first before written

                             THE FIRST SCHEDULE
                   (Particulars of the demised premises)

ALL THAT Land and Buildings situate at and known as Block A Sovereign Park Brenda Road Hartlepool Cleveland and shown edged red on Plan I

                            THE SECOND SCHEDULE
               (Particulars of rights granted to the Tenant)

1. The right for the Tenant and the occupiers of the demised premises and for all other persons coming to or leaving the demised premises in common with the Landlord and all others having the like right at all times and for all purposes to pass and repass to and from the demised premises along the Access Road

2. The free and uninterrupted right for the Tenant and the occupiers of the demised premises of passage and running of water gas electricity foul and surface water telecommunications and other services from and to the demised premises through all Conduits which now are or may at any time during the term be in or under or upon any part of the Estate and serve the demised premises

3. The right to use 56 car parking spaces from time to time allocated to the Tenant for the purpose only of the parking of motor cars belonging to the Tenant or its employees PROVIDED THAT the position of the parking spaces may be varied by the Landlord if it so requires

                             THE THIRD SCHEDULE
          (Particulars of reservations and expectations in favour
                              of the Landlord)

1. Easements rights and privileges in favour of the Landlord and all those authorised by the Landlord respectively over along and through the demised premises equivalent to those set forth and subject to the conditions contained in paragraph 2 of the Second Schedule hereto

2. The right in favour of the Landlord and all those authorised by the Landlord upon reasonable prior written notice to the Tenant (except in emergency when no notice need be given) to ente and remain on the demised premises with or without tools appliances scaffolding and material for the purposes of:

     2.1 installing inspecting repairing renewing reinstalling cleaning maintaining or connection up to any Conduits or

     2.2 inspecting cleaning altering repairing maintaining renewing or rebuilding the Building or any adjoining or adjacent premises or

     2.3   complying with the Landlord's covenants under this Lease

     the person entering causing as little damage and inconvenience as reasonably possible and making good as soon as reasonably practicable at such person's expense any damage caused to the demised premises by such entry

                            THE FOURTH SCHEDULE
            (Matters to which the demised premises are subject)

The entries contained in the Property and Charges Registers of Title Numbers CE115944 and CE 101581 (excluding all mortgages and other similar financial charges) in so far as the same relate to or affect the demised premises

                                  THE FIFTH SCHEDULE
                                   (Service Charge)

1.   In this Schedule the following expressions have the following meanings:

     "financial year"            means a period of twelve months ending 31st
                                 December in each year or such other year ending as the Landlord shall from time to time designate in writing

     "the Service Costs"         means the total sum computed in accordance
                                 with paragraph 2 below

     "the Specified Proportion"  means a fair proportion as conclusively (save as to manifest error) determined by the
                                 Landlord but which in the absence of special circumstances will be substantially the same as the proportion which the gross internal area of the demised premises bears to the aggregate gross internal areas of all the let or lettable areas for the time being comprised in the Estate

     "the Service Charge"        means the Specified Proportion of the Service
                                 Costs

     "the Expert"                means a professionally qualified surveyor or
                                 accountant (who may be a person employed by the Landlord or an associated company of the Landlord)

2. The items to be included in the Service Costs are insofar as such matters are not expressly otherwise provided for in this Lease the following:

     2.1 the costs of and incidental to the installation inspection repair maintenance renewal lighting (including the installation of new lighting) and cleaning of the Estate (including without prejudice to generality all roads car parks loading bays party walls party structures party fences walls fences signs stairways paths pavements yards gardens landscaped areas open spaces Conduits air conditioning equipment sprinkler systems fire alarms smoke detectors lightning protectors fire fighting equipment hoists cradles gantries generators and other plant machinery or equipment in or about the Estate) and all other things the use of which is common to the demised premises and other premises near or adjoining thereto (whether or not under the ownership or control of the Landlord) and including (for the avoidance of doubt) the Access Road

     2.2 the cost of any rates taxes assessments electricity or outgoings of any nature whatsoever payable in respect of the Estate by the Landlord

     2.3   the cost of disposing of refuse from the Estate

     2.4 the cost of employing cleaners security staff (with or without dogs) gardeners maintenance staff and other staff including uniforms national insurance contributions bonuses pensions compensation for redundancy and unfair dismissal and (where the Landlord provides accommodation for such purposes) an amount equal to the rent payable by the Landlord for such accommodation (or if not appropriate an amount equal to the rent payable by the Landlord for such accommodation (or if not appropriate an amount equal to the rent that could be received from a willing tenant on the open market for such accommodation) and any rates payable thereon and the cost of any repairs thereto

     2.5 the cost of providing a telephone for use by porters cleaners and other staff

     2.6 the cost of and incidental to the carrying out by the Landlord of any work in or about the Estate in pursuance of any requirement of any Act of Parliament or of any local or public authority

     2.7 the cost of preparing accounts and certificates relating to the calculation of the Service Costs or the Service Charge

     2.8 without prejudice to the generality of 2.1 above the cost of the maintenance and renewal of displays of plants in any garden lawn or landscaped or paved area within the Estate

     2.9 the cost of employing managing agents (save in relation to the collection of rent or the letting of any property) in respect of the Estate or if the Landlord does not employ managing agents then a fee for the

           Landlord of ten per cent of the total of the foregoing amounts

     2.10 the cost of such other services or works whatsoever as may be provided by the Landlord from time to time which the Landlord considers in its reasonable discretion to be for the benefit of the Estate or any part or parts thereof

     2.11 interest on monies borrowed by the Landlord (or other expenditure paid or incurred in connection with such loan) for the purpose of paying any such costs as aforesaid

     2.12  any VAT on any of the above items

3. The Tenant covenants with the Landlord to pay the Service Charge during the term by equal payments in advance at the times at which and in the manner in which rent is payable under this Lease the first payment of which shall represent a proportion calculated from 30th April 1993 to the next quarter day hereafter and which shall be paid on the signing hereof

4. The Service Charge in respect of any financial year shall be calculated not later than the beginning of the financial year in question and in respect of the current financial year shall be the sum of Two thousand pounds (L2,000) per annum

5.   The Service Costs shall consist of a total sum equal to:

     (a) the expenditure estimated by the Expert as likely to be incurred by the Landlord in the financial year in question in connection with the items specified in paragraph 2 hereof together with

     (b) an appropriate amount as a reserve for or towards each of the items specified in paragraph 2 as are likely to give rise to expenditure either after the expiry of this Lease or only once during the unexpired term thereof or at intervals of more than one year PROVIDED THAT where any expenditure is to be incurred on any such item in the financial year to which the said estimate relates the expert shall in computing the said total give credit for the amount then standing to the credit of the reserve in respect of the item in question

6. As soon as practicable after the end of each financial year the Expert shall determine and certify the amount by which the estimate referred to in 5(a) of this Schedule exceeds or falls short of the actual expenditure incurred by the Landlord in respect of the items specified in paragraph 2 of the financial year in question (giving credit for any amount applied from the reserve in payment of items of expenditure incurred during that year) and shall supply the Tenant with a copy of the Certificate

7. Within 21 days of receipt by the Tenant of the said Certificate the Tenant shall pay to the Landlord the Specified Proportion of the deficiency or as the case may be the Landlord shall give to the Tenant the Specified Proportion of the excess

8. During any period when any part of the Building is not let upon terms that the tenant of it is liable to pay a service charge corresponding to the Service Charge payable under this Lease the Landlord shall contribute to the reserve an amount equal to the total that would have been payable by way of such contribution if such part of the Building had been let as aforesaid and the said reserve shall be calculated accordingly

9. Any dispute arising out of the provisions of this clause shall be referred to the decision of a single arbitrator to be agreed between the parties hereto or in default of agreement to be appointed on the application of either party by the President for the time being of the Royal Institution of Chartered Surveyors whose decision shall be final but this paragraph shall not confer upon the Tenant the right to challenge the amount of the total sum computed under paragraph 5(a) of this Schedule save in the case of manifest error

                                  THE SIXTH SCHEDULE
                                 (Option to purchase
                               the freehold reversion)

1.   Definitions

     In this Schedule the following expressions (where the context so admits) shall have the following meanings:-

     "the Counter-Notice"

     The Counter-Notice referred to in paragraph 2.3 and in the form set out in
     Part II of this Schedule

     "the General Conditions"

     The Standard Conditions of Sale (1st Edition) and "General Condition" shall be construed accordingly

     "the Option Notice"

     The notice referred to in paragraph 2.1

     "the Option Period"

     The period commencing on 30th April 1993 and expiring on 29th April 1994

     "the Price"

     The sum of L700,000 exclusive of Value Added Tax (VAT) together with VAT on such sum if the Landlord so requires reduced by the equivalent of 50% of the rent reserved by Clause 2.3 of this Lease and paid at the date of exercise of this Option but increased by the whole amount of such rent due but unpaid at the date of exercise of this Option

     "the Property" and/or "the freehold reversion"

     Firstly the Landlord's buildings comprising the demised premises as defined in this Lease and edged red on Plan I and secondly the car parking spaces shown edged in green on Plan I (irrespective of whether the Landlord has exercised its rights under the Proviso to Paragraph 3 of the Second Schedule hereto)

2.   Exercise of the Option

     2.1 The option granted shall be exercisable by the Tenant giving to the Landlord the Option Notice at any time during the Option Period

     2.2 The Option Notice shall be in the same form or to the like effect as that set out in paragraph 5 of this Schedule which shall together with a duplicate thereof be signed by the Tenant and served on the Landlord

     2.3 The Landlord shall within 7 days of service of the Option Notice and the duplicate thereof on the Landlord sign the Counter-Notice endorsed on the Option Notice and the duplicate thereof and within such period of 7 days serve or cause to be served the Option Notice or the duplicate thereof with the Counter-Notice duly signed on the Tenant

     2.4 In respect of service of the Option Notice and the duplicate thereof under paragraph 2.2 and of the Counter-Notice under paragraph 2.3 the provisions of General Condition 2 shall apply save that there shall be substituted for the words "notice served under the contract" the words "counter-notice or acknowledgement served under the provisions of this Schedule to this Lease"

     2.5 The Landlord irrevocably by the way of security hereby appoints the Tenant the attorney of the Landlord for the purposes of signing the Counter-Notice in the event that the Landlord shall fail to serve it duly signed in accordance with paragraph 2.3 and for this purpose the signing by the Tenant of the Counter-Notice endorsed on a further copy of the Option Notice duly signed by the Tenant shall be deemed to be valid signing of the Counter-Notice by the Tenant as attorney of the Landlord and the Landlord hereby confirms that this power of attorney hereby conferred on the Tenant is given by way of security to secure the proprietary interest of the Tenant in the sale of the freehold reversion and the performance of the Landlord's obligations to the Tenant under paragraph 2.3 and declares that this power of attorney is irrevocable

3.   Contractual Terms

     3.1 Service by the Landlord of the Counter-Notice duly signed or the signing of the Counter-Notice by the Tenant as the attorney of the Landlord under paragraph 2.5 shall constitute a binding contract for the Landlord to sell and the Tenant to purchase the freehold reversion on the following terms and conditions:-

          3.1.1 The agreement to convey the freehold reversion shall be subject to the General Conditions so far as the same are applicable to a sale by private treaty and are not varied by or inconsistent with the terms and conditions of this Agreement

          3.1.2 A sum equal to 10% of the Price and on account thereof shall be paid as a deposit forthwith on the exercise of this option to the Landlord's Solicitors as agents for the Landlord (with interest accruing to the Landlord) and the balance thereof shall be payable on the date fixed for completion

          3.1.3 The Landlord's title is registered with Title Absolute under Title Numbers CE 115944 and CE 101581 and such title shall be deduced in accordance with Section 110 of the Land Registry Act 1925

          3.1.4 The reversion shall be conveyed/transferred subject to and with the benefit of this Lease to the intent that the same shall merge and be extinguished in the reversion

          3.1.5 The Landlord shall within 7 days of completion place the Charge/Land Certificate relating to the demised premises on deposit at H M Land Registry in order to enable the Tenant to register a dealing against the Landlord's Title

     3.2 Completion shall take place on or before 28 days following service of the Option Notice

     3.3 The Transfer to the Tenant shall contain such provisions and covenants binding on the Tenant and the Surety and their respective successors in title so as to bind the Property and each and every part thereof and so as to benefit the Landlord and its successors in title and the land retained by the Landlord and each and every part thereof as the Landlord shall properly require to reflect firstly an ongoing service charge commitment equivalent to that contained in this Lease and secondly such other matters rights exceptions and reservations which the Landlord considers are proper and necessary in the context of a transfer of part out of its registered freehold title and/or so as to reflect the rights exceptions and reservations contained in this Lease The said ongoing service charge commitment shall (at the option of the Landlord) be effected by a Rentcharge Deed

4.   Non-merger of covenants

     All obligations under the provisions of this Schedule which shall not have been performed or fully performed on the completion of the Transfer shall not be or be deemed to be merged in or extinguished by the execution of the Transfer but shall remain in full force and effect following completion thereof


                                    Option Notice

5.   To:            [the Landlord]
     We             [the Tenant] of [               ] hereby

     (1) refer you to paragraph    of the        Schedule to the Lease ("the
     Lease") dated [                 ] and made between [yourself] and [this
     Company]/[           ] relating to
     as described in the Lease and pursuant to paragraph      of the
     Schedule to the Lease give you notice exercising the option granted by
     clause       of the Lease

     (2) agree for the purpose of Section 2 of the Law of Property
     (Miscellaneous Provisions) Act 1989 that the terms of clause     and the
        Schedules to the Lease shall be deemed to be incorporated in this document which shall be deemed to comprise this Notice and Counter-Notice ("the Counter-Notice") hereinafter set out and that upon the signing by the Landlord of the Counter-Notice and the service of this Notice or the duplicate thereof on ourselves with the Counter-Notice duly signed the contract referred to in paragraph 3 of this Schedule to the Lease shall forthwith arise

Dated this                day of                                199

 .............................

                                       PART II
                                    Counter-Notice

We, [the Landlord] of [                                 ] hereby:-

(1) acknowledge that we have received a notice ("the Notice") in the form hereinbefore set out

(2)  agree for the purposes of Section 2 of the Law of Property (Miscellaneous
     Provisions) Act 1989 that the terms of clause       and the
     Schedules to the Lease referred to in the Notice shall be deemed to be incorporated in the Notice and this Counter-Notice and that the contract referred to in the Notice shall arise upon the service of the Notice or the duplicate thereof on which the Counter-Notice is endorsed on the person who served the Notice

Dated this                day of                              199

 ................................

THE COMMON SEAL of STARPAK    )
INTERNATIONAL, LTD. was       )
hereunto affixed in the       )
presence of:-                 )



                    President


                            /s/ MICHAEL W. MORGAN
                           -------------------------------------------
                                  Michael W. Morgan

                    Assistant Secretary


                            /s/ E. PRESTON SUMNER JR.
                           -------------------------------------------
                                E. Preston Sumner Jr.


THE COMMON SEAL of STARPAK, INC.
(SURETY) was hereunto fixed in
the presence of:


                    PRESIDENT


                            /s/ MICHAEL W. MORGAN
                           -------------------------------------------
                                  Michael W. Morgan

                    ASSISTANT SECRETARY


                            /s/ E. PRESTON SUMNER JR.
                           -------------------------------------------
                                E. Preston Sumner Jr.


     on which the Counter-Notice is endorsed on the person who served the Notice

Dated this                day of                                199


SIGNED as a Deed by EAST MERCIA
DEVELOPMENTS LIMITED (IN RECEIVERSHIP)
acting by David Patrick King,
Joint Receiver


                            /s/ DAVID PATRICK KING
                           -------------------------------------------
                                David Patrick King